To:       Bonus Eligible Associates
From:     Bill Rice
Date:     April 1, 1999
Subject:  Fiscal Year 2000 Bonus Plan


The Plan

How much can I earn?  How does the plan actually work?

Based on your position, a bonus eligible associate has the opportunity to earn a percentage of his or her annual base salary (called your "targeted bonus opportunity"). This bonus is based upon the extent to which Airgas, your region/company, and you achieve certain results by the end of the fiscal year. Depending on the combined performance of these three, your bonus can be more or less than your targeted bonus opportunity. Any bonus earned is paid annually and is paid no later than 75 days following the end of the fiscal year.

The following sections explain the four bonus categories (Airgas
Consolidated Financials, "One Airgas," Region/Company Financials, and Accountabilities). See Exhibit I for additional administration information about the plan. If you have questions after reading about the plan, please talk to your Manager.


Airgas Consolidated Financials
Overall Weighting - 40% of Your Bonus Opportunity


The factors measured under this portion of the incentive plan and their weightings are:

Factor                     Weighting

Profit Before Taxes (PBT)     50%
Debt Repayment                25%
Gross Profit Dollar Growth    25%


How do I calculate my bonus under this portion of the incentive plan?

Airgas' actual PBT is taken as a percentage of planned PBT as stated in the Fiscal Year 2000 Business Plan. This percentage is then multiplied by its weighting of 50%. This is repeated for Debt Repayment, except that the percentage is multiplied by its weighting of 25%.

For Gross Profit Dollar Growth, we will be looking at gross profit dollar growth (improvement in gross profit from Fiscal Year 1999 to Fiscal Year
2000) as compared to planned growth. To do this, actual Gross Profit Dollar Growth is divided by planned Gross Profit Dollar Growth to determine the percentage achievement of planned Gross Profit Dollar Growth for Fiscal Year 2000. This percentage is then multiplied by its weighting of 25%.

The following shows how the calculations are done:

For PBT, assume:

Actual FY '00 PBT = $84 million
Planned FY '00 PBT = $82 million

  Actual PBT                 84
--------------------- = ------------- = 102% achievement
  Planned PBT                82


102% achievement x 50% weighting = 51%


For Debt Repayment, assume:

Actual FY '00 Debt Repayment = $72 million
Planned FY '00 Debt Repayment = $75 million

 Actual Debt Repayment        72
------------------------ = ------------ =  96% achievement
 Planned Debt Repayment       75


96% achievement x 25% weighting = 24%

For Gross Profit (GP) Dollar Growth, assume:

Actual FY '99 Gross Profit = $719 million
Actual FY '00 Gross Profit = $745 million
Planned FY '00 Gross Profit = $750 million

  Actual GP growth       (745 - 719)
--------------------- = -------------- = 84% achievement
  Planned GP growth      (750 - 719)


84% achievement x 25% weighting = 21%

After doing the calculations, the result from each of the factors is added together. This sum (Achievement Percentage) is then compared against the Bonus Potential as shown on Exhibit II. The Bonus Potential (from Exhibit
II) that corresponds to the Achievement Percentage is multiplied by 40% (weighting for this category) of your targeted bonus opportunity to determine the bonus to be paid.

Continuing with our above example, assume the associate has a targeted bonus opportunity of $5,000:

51% + 24% + 21% = 96% Achievement Percentage
87% = Bonus Potential as shown on Exhibit II
40% x $5,000 x 87% = $1,740 (Bonus payment for this factor)

Remember, however, that there will be no payment made under this portion of the bonus plan unless Airgas' Fiscal Year 2000 EPS exceeds that of Fiscal Year 1999.


"One Airgas"
Overall Weighting - 10% of Your Bonus Opportunity


The factors measured under this portion of the incentive plan and their weightings are:

Factor                               Weighting

Cost improvement plan achievement       50%
Gas sales growth                        50%



How do I calculate my bonus under this portion of the incentive plan?

The calculations are similar to what was done for Gross Profit Dollar Growth. For cost improvements, Airgas' actual improvement (i.e., reduction) in Operating Expenses (excluding depreciation and amortization) as a percentage of Gross Profit is divided by the planned improvement in Operating Expenses (excluding depreciation and amortization) as a percentage of Gross Profit. This ratio is then multiplied by its weighting of 50%.

A similar calculation is done for gas sales growth with the result being multiplied by its weighting of 50%.

For cost improvement achievement plan assume:

Actual FY '99 Operating Expenses (OE) as a Percentage of Gross Profit  =
72.63%
Actual FY'00 Operating Expenses as a Percentage of Gross Profit = 70.05% Planned FY'00 Operating Expenses as a Percentage of Gross Profit = 70.00%


 Actual OE improvement      (72.63 - 70.05)
------------------------ = ----------------- = 98% achievement
 Planned OE improvement     (72.63 - 70.00)


98% achievement x 50% weighting = 49%


To calculate gas sales growth assume:

Actual Gas Sales FY '99 = $458 million
Actual Gas Sales FY '00 = $469 million
Planned Gas Sales FY '00 = $473 million


Actual Gas Sales growth      (469 - 458)
------------------------- = -------------- = 73% achievement
Planned Gas Sales growth     (473 - 458)


73% achievement x 50% weighting = 37%



After doing the calculations, the result from each of the factors is added together. This sum (Achievement Percentage) is then compared against the Bonus Potential as shown on Exhibit II. The Bonus Potential (from Exhibit
II) that corresponds to the Achievement Percentage is multiplied by 10% (weighting for this category) of your targeted bonus opportunity to determine the bonus to be paid.


Continuing with our above example, assume the associate has a targeted bonus opportunity of $5,000:

49% + 37% = 86% Achievement Percentage
53% = Bonus Potential as shown on Exhibit II
10% x  $5,000 x 53% = $265 (Bonus payment for this factor)

Region/Company Financials
Overall Weighting - 25% of Your Bonus Opportunity

The factors measured and their weightings are the same as those used for the Airgas Consolidated Financials section. They are:

Factor                    Weighting

Profit Before Taxes (PBT)     50%
Debt Repayment                25%
Gross Profit Dollar Growth    25%


How do I calculate my bonus under this portion of the incentive plan?

Refer to the explanation above for Airgas Consolidated Financials. The only change to the calculation is that this category represents 25% of your bonus opportunity rather than 40% and is based on the financial performance of your region/company. Please note that in the unlikely event your company's planned Fiscal Year 2000 Gross Profit is less than actual Fiscal Year 1999 Gross Profit, you will be given a special calculation for this factor.


Accountabilities
Overall Weighting - 25% of Your Bonus Opportunity

Your manager will meet with you to develop a list of measurable objectives that you and he or she agree are important to your personal development needs and/or support our goal of becoming "One Airgas."


In addition to personal development needs, there are recommended operational measures that can be given to an associate. They are Central Authority Implementation (the creation and implementation of operational standards across our various companies), Lyons integration, and Radnor brand product integration. If one of these accountabilities is chosen (e.g., Radnor brand product integration) for a company president, then all bonus eligible associates who have responsibility for accomplishing this accountability (i.e., Purchasing and Sales) should also have it as one of their accountabilities.

When discussing your accountabilities with your manager, you and your manager will agree upon a weighting for each accountability. No accountability can be given a weighting of less than 20%. The total of the weightings must equal 100%. All accountabilities should be clearly measurable and should represent "stretch" goals that are attainable yet challenging.

Included as Exhibit III is an Accountabilities template. The template includes the worksheet used to document your Accountabilities.

How do I calculate my bonus under this portion of the incentive plan?

Your manager will determine the degree to which you accomplished each of your Accountabilities based on the measurement criteria established with you at the beginning of the fiscal year. The maximum achievement percentage is 100%. The extent to which you achieved/completed your first Accountability is then multiplied by its weighting. This is repeated for the remaining Accountabilities. The product (results) from each Accountability is added together. This sum is then multiplied by 25% of the associate's target bonus opportunity to determine the bonus earned under this portion of the plan.

For example, assume an associate has been assigned the following
Accountabilities:

Accountability I:   All hardgood part numbers must be standardized in CU
and the company must be converted to Central Authority by March 31, 2000.
Weighting: 40%

Accountability II: Radnor brand products must be prominently displayed and actively promoted in 80% of all stores. This will be evidenced by the replacement of generic supplier (e.g., Lenco, Pro Fax, etc.) with Radnor brand equivalents by December 30, 1999.

Weighting: 30%

Accountability III: Will prominently display and sell spools of Radnor brand solid wire as the store brand. This will be evidenced by Radnor brand solid wire sales accounting for at least 10% of total solid wire sales by March 30, 2000.

Weighting: 30%

At the end of the year, assume the associate has achieved:

Accountability I = 100% x 40% (weighting) = 40%
Accountability II = 80% x 30% (weighting) = 24%
Accountability III = 100% x 30% (weighting) = 30%

40% + 24% + 30% = 94%

Assume, the associate has a target bonus opportunity of $5,000:

25% x $5,000 x 94% = $1,175 (Bonus payment for this factor)

How It All Works

To help you understand how the bonus payment will be calculated, the examples shown above are summarized on Exhibit IV. If you have questions after reviewing the examples, please talk to your Manager. He or she will be happy to answer your questions.

                                 EXHIBIT I

                              Administration


- An associate must be hired by December 31 of the current fiscal year (i.e., December 31, 1999) to be eligible to participate in this plan for the current fiscal year. A new hire's bonus opportunity will be pro-rated to reflect the number of months he or she was an associate of Airgas during the current fiscal year.

- An associate must be an active employee on March 31 (i.e., March 31, 2000) to be eligible for a bonus.

- If an associate transfers from one Airgas company to another, his or her bonus calculation is based on the pro-rated time spent with each company. All calculations are done using year-end financial data. Accountabilities must be established by each company and performance measured against each group of accountabilities separately.

-    If an associate is promoted during the fiscal year, new
  Accountabilities must be established to reflect the new position.

- If an associate is moved from a bonus eligible position to a non-bonus eligible position (or vice versa), the bonus calculation is pro-rated to represent the time worked by the associate as a bonus eligible employee. All calculations are done using year-end financial data.

- Bonus calculations are based on an associate's annual salary as of the last day of the fiscal year. However, if the associate is promoted (or demoted and the associate has had a reduction in salary) during the fiscal year, the calculation is done to reflect the pro-rated time spent in each position. All calculations are done using year-end financial data.

- If an associate is on a leave of absence at the end of the fiscal year, he or she will be eligible for a bonus provided that he or she returns to work as an active employee for at least one month within 13
  weeks of the end of the fiscal year.   Any bonus paid will be pro-rated
  based upon the length of time an associate was an active employee during the fiscal year. The calculation will be made using year-end financial data. The bonus payment will be made in the next regularly scheduled payroll cycle at the end of the associate's first month of employment following his or her leave of absence.

- If an associate is on a leave of absence during the fiscal year and returns to active status during the year, he or she will be eligible for a bonus. Any bonus paid will be pro-rated based upon the length of time an associate was an active employee during the fiscal year. The calculation will be made using year-end financial data.

- The Airgas Consolidated Financials, Region/Company Financials, and "One Airgas" categories cannot have an achievement greater than 120%. Accountabilities (individually or as a group) cannot have an achievement greater than 100%.

- Those eligible for participation in this plan include those listed below. However, for those below the level of Company President (or the equivalent), actual participation is determined by the associate's Company President; the Vice President, Gas Operations; the Vice President, Hardgoods; or the Vice President, Direct Sales, as appropriate.


          O    Company Presidents and their direct reports;
          O    Those designated by their Company President for participation;
          O    The Vice President, Gas Operations and his direct reports;
          O    The direct reports of those reporting to the Vice President,
               Gas Operations;
          O    President, Eastern and Western Divisions;
          O    Eastern and Western Division staff;
          O    Vice President, Hardgoods and his or her direct reports;
          O    Vice President, Direct Sales and his or her direct reports; and
          O    Those designated by the Vice President, Gas Operations; Vice
               President, Hardgoods, and Vice President, Direct Sales for participation.

- Participants may be given the opportunity to elect to receive their bonus in stock, in lieu of cash. (If this option is made available at a later date, participants will receive additional information.)

- Nothing in this incentive plan changes an associate's at-will employment status.

- The Company reserves the right to modify or terminate this incentive plan or any of its components at its discretion.

- The Nominating and Compensation Committee, or its designate, is responsible for the administration of this plan.

                                EXHIBIT II

                           Bonus Payout Schedule

This chart is used for all calculations except for the Accountabilities portion of this plan. The achievement percentage is the weighted achievement of each of the factors included in the applicable portion of the plan (i.e., Airgas Consolidated Financials, "One Airgas," and Region/Company Financials). Please note that no payment for the Airgas Consolidated Financials portion of the plan will be made unless Fiscal Year 2000 EPS exceeds that of Fiscal Year 1999.

Achievement   Bonus
Percentage   Potential
        70%       0%
        71%       3%
        72%       7%
        73%      10%
        74%      13%
        75%      17%
        76%      20%
        77%      23%
        78%      27%
        79%      30%
        80%      33%
        81%      37%
        82%      40%
        83%      43%
        84%      47%
        85%      50%
        86%      53%
        87%      57%
        88%      60%
        89%      63%
        90%      67%
        91%      70%
        92%      73%
        93%      77%

Achievement   Bonus
Percentage   Potential
        94%      80%
        95%      83%
        96%      87%
        97%      90%
        98%      93%
        99%      97%
       100%     100%
       101%     103%
       102%     105%
       103%     108%
       104%     110%
       105%     113%
       106%     116%
       107%     118%
       108%     121%
       109%     123%
       110%     126%
       111%     129%
       112%     131%
       113%     134%
       114%     136%
       115%     139%
       116%     142%
       117%     144%
       118%     147%
       119%     149%
       120%     152%

                        Exhibit III -- Fiscal Year 2000 Accountabilities

Associate:                                        Title:

A. Airgas Consolidated Financial Goals (40%)      FY 2000 Target Goal    Percentage        Results Achieved
                                                                         Weighting
Achieve Airgas consolidated financial results
consistent with the FY 2000 business plan.

1. Profit Before Taxes (PBT).                                            50%
2. Debt repayment.                                                       25%
3. Gross profit dollars.                                                 25%
                                                                         100%              Weighted Achievement:
                                                                                             Actual Bonus %:
B. "One Airgas" Goals (10%)                       FY 2000 Target Goal    Percentage        Results Achieved
                                                                         Weighting
Achieve Airgas consolidated goals consistent
with the FY 2000 business plan.

1. Cost improvement.                                                     50%
2. Gas sales growth.                                                     50%
                                                                         100%              Weighted Achievement:
                                                                                             Actual Bonus %:
C. Region/Company Financial Goals (25%)           FY 2000 Target Goal    Percentage        Results Achieved
                                                                         Weighting
Achieve region/company financial results
consistent with the FY 2000 business plan.

1. Profit Before Taxes (PBT).                                            50%
2. Debt repayment.                                                       25%
3. Gross profit dollars.                                                 25%
                                                                         100%              Weighted Achievement:
                                                                                             Actual Bonus %:

Signed:                                           Dated:                 Approved:

                               Fiscal Year 2000 Accountabilities

Associate:                                        Title:

D. Personal Accountabilities  (25%).  No accountability should be weighted less than 20%.
          Accountabilities                            %           %            Results Achieved
                                                  Weighting    Achieved
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
Signed:                                           Dated:       Approved:


                                Exhibit IV
                             Regional Company
                         4 Factor Bonus Worksheet

Location              Region         Field Location
Calculation Period    3/31/00
Participant           Bill Smith
Annual Base Salary
(End of year)         $50,000

Bonus Participation                                    Accountabilities
percentage                 10%                    94%  Achievement
Bonus Potential        $5,000

                                                                                      Weighted
AIRGAS FINANCIALS                                       Achievement     Weighting     Achievement
PBT_No_Royalty
Actual PBT dollars over Planned PBT dollars
(Actual PBT/Plan PBT)
                            Actual '00     Plan `00
                               $84,000      $82,000         102%           50%           51%
Debt Repayment
Actual debt repayment versus Planned debt repayment
(Actual debt repayment / Plan debt repayment)
                            Actual '00     Plan `00
                               $72,000      $75,000          96%           25%           24%
Gross Profits
The increase in actual gross profit dollar growth
over the planned increase in gross profit dollar growth
(Actual Gross Profit minus Last Year Actual Gross Profit)
/ (Plan Gross Profit minus Last Year Actual Gross Profit)
             Actual '99     Actual '00     Plan `00
               $719,000       $745,000     $750,000
                              $ 26,000     $ 31,000          84%           25%           21%
                                                                          100%           96%  -->87%
                                                           Calculation which equals Payout table

                                                                                      Weighted
REGION FINANCIALS                                       Achievement     Weighting     Achievement
PBT_No_Royalty
Actual PBT dollars over Planned PBT dollars
(Actual PBT/Plan PBT)
                            Actual '00     Plan `00
                                $4,200       $4,100         102%           50%           51%

Debt Repayment
Actual debt repayment versus Planned debt repayment
(Actual debt repayment / Plan debt repayment)
                            Actual '00     Plan `00
                                $3,600       $3,750          96%           25%           24%
Gross Profits
The increase in actual gross profit dollar growth
over the planned increase in gross profit dollar growth
(Actual Gross Profit minus Last Year Actual Gross Profit)
/ (Plan Gross Profit minus Last Year Actual Gross Profit)
             Actual '99     Actual '00     Plan `00
                $35,950        $37,250      $37,500
                               $ 1,300      $ 1,550          84%           25%          21%
                                                                          100%          96%  -->87%
                                                          Calculation which equals Payout table

"ONE AIRGAS" Actual '99     Actual '00     Plan `00
Oper Exp       $522,210       $521,872     $525,000
Gross Profit   $719,000       $745,000     $750,000
Oper Exp as Pct
 of Gross Profits 72.63%         70.05%       70.00%
Improvement                       2.6%          2.6%         98.1%         50%          49%

                 Actual '99     Actual '00     Plan '00
                   $458,000       $469,000     $473,000
Gas Sales Growth                  $ 11,000     $ 15,000       73%          50%          37%
                                                                           50%          86%  -->53%
                                                          Calculation which equals Payout table

                          Potential      Base Bonus
    TOTAL BONUS           Bonus Split    Potential     Achievement    Bonus Payout
Airgas Financials            40%         $ 2,000           87%         $ 1,740
Region Financials            25%         $ 1,250           87%           1,088
One Airgas                   10%             500           53%             265
Accountability Rating        25%           1,250           94%           1,175
                            100%         $ 5,000           85%         $ 4,268


ASSOCIATE ACKNOWLEDGMENT





I acknowledge that I have received a copy of the Fiscal Year 2000 Bonus Plan. I further acknowledge that I understand that any Fiscal Year 2000 bonus I may be eligible for will be determined by the provisions of this bonus plan.



________________________________                  ______________________
Associate Printed Name                            Date


________________________________                  _______________________
Associate Signature                               Airgas Company